Proxy Statement Pursuant to Section 14(a)
                  of the Securities Exchange Act of 1934

Filed by the registrant [x]
Filed by a party other than the registrant [ ]

Check the appropriate box:
[ ]   Preliminary proxy statement
[x]   Definitive proxy statement
[ ]   Definitive additional materials
[ ]   Soliciting material pursuant to Rule 14a-11(c) or Rule 14a-12

                       Security Federal Corporation
------------------------------------------------------------------------------
           (Name of Registrant as Specified in Its Charter)

                       Security Federal Corporation
------------------------------------------------------------------------------
               (Name of Person(s) Filing Proxy Statement)

Payment of filing fee (Check the appropriate box):
[x]   No fee required.
[ ] $500 per each party to the controversy pursuant to Exchange Act Rule 14a-6(i)(3).
[ ]   Fee computed on table below per Exchange Act Rules 14a-6(i)(4) and
      0-11.

(1)   Title of each class of securities to which transaction applies:
                              N/A
------------------------------------------------------------------------------
(2)   Aggregate number of securities to which transactions applies:
                              N/A
------------------------------------------------------------------------------
(3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11:
                              N/A
------------------------------------------------------------------------------
(4)   Proposed maximum aggregate value of transaction:
                              N/A
------------------------------------------------------------------------------
[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11 (a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the form or schedule and the date of its filing.

(1)   Amount previously paid:
                              N/A
------------------------------------------------------------------------------
(2)   Form, schedule or registration statement no.:
                              N/A
------------------------------------------------------------------------------
(3)   Filing party:
                              N/A
------------------------------------------------------------------------------
(4)   Date filed:
                              N/A
------------------------------------------------------------------------------

                                  June 21, 1999






Dear Fellow Stockholder:

     It is with great pleasure that I invite you to attend the Company's Annual Meeting of Stockholders, to be held on July 20, 1999 at the University of South Carolina - Aiken, in Room 116 of the Business and Educational Building, Aiken, South Carolina at 2:00 p.m., Eastern time. This meeting will include management's report to you on the Company's financial and operating performance during the fiscal year ended March 31, 1999, as well as an update on the progress we've made in achieving our longer term corporate goals.

     A critical aspect of the annual meeting is the stockholder vote on corporate business items. I urge you to exercise your voting rights as a stockholder and participate. All the materials you need to vote via the mail are enclosed in this package. Please look them over carefully. Then MARK, DATE, SIGN AND PROMPTLY RETURN YOUR PROXY in the envelope provided so that your shares can be voted at the meeting in accordance with your instructions.

     Your Board of Directors and management are committed to the continued success of the Company and to the enhancement of your investment. As your Chairman, I want to express my appreciation for your confidence and support.

                                  Sincerely,

                                  \s\ T. Clifton Weeks

                                  T. Clifton Weeks
                                  Chairman

                       SECURITY FEDERAL CORPORATION
                          1705 Whiskey Road South
                        Aiken, South Carolina 29803
                              (803) 641-3000

                 NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
                       To Be Held on July 20, 1999

     Notice is hereby given that the Annual Meeting of Stockholders ("Meeting") of Security Federal Corporation ("Company") will be held at the University of South Carolina - Aiken, in Room 116 of the Business and Educational Building, Aiken, South Carolina, on July 20, 1999, at 2:00 p.m., Eastern time.

     A Proxy Card and a Proxy Statement for the Meeting are enclosed.

     The Meeting is for the purpose of considering and acting upon:

          1.    The election of three directors of the Company;

          2. To consider and vote upon a proposal to adopt the Security Federal Corporation 1999 Stock Option Plan; and

          3. Such other matters as may properly come before the Meeting or any adjournments thereof.

          NOTE: The Board of Directors is not aware of any other business to come before the Meeting.

     Any action may be taken on the foregoing proposal at the Meeting on the date specified above, or on any date or dates to which, by original or later adjournment, the Meeting may be adjourned. Stockholders of record as of the close of business on June 15, 1999 are the stockholders entitled to receive notice of and to vote at the Meeting, and any adjournments thereof.

     A complete list of stockholders entitled to vote at the Meeting is available for the examination by any stockholder, for any purpose germane to the Meeting, between 9:00 a.m. and 5:00 p.m., Eastern time, Monday through Friday, at the main office of the Company located at 1705 Whiskey Road South, Aiken, South Carolina, from the date of this proxy statement through the Meeting.

     You are requested to fill in and sign the enclosed form of Proxy, which is solicited on behalf of the Board of Directors, and to mail it promptly in the enclosed envelope. The Proxy will not be used if you attend the Meeting and vote in person.

                                          BY ORDER OF THE BOARD OF DIRECTORS

                                          \s\ Robert E. Johnson

                                          Robert E. Johnson
                                          Secretary

Aiken, South Carolina
June 21, 1999

-----------------------------------------------------------------------------
IMPORTANT: THE PROMPT RETURN OF PROXIES WILL SAVE THE COMPANY THE EXPENSE OF FURTHER REQUESTS FOR PROXIES IN ORDER TO ENSURE A QUORUM AT THE MEETING. A SELF-ADDRESSED ENVELOPE IS ENCLOSED FOR YOUR CONVENIENCE. NO POSTAGE IS REQUIRED IF MAILED IN THE UNITED STATES.
-----------------------------------------------------------------------------

                              PROXY STATEMENT

                        SECURITY FEDERAL CORPORATION
                           1705 Whiskey Road South
                         Aiken, South Carolina 29803
                               (803) 641-3000

                       ANNUAL MEETING OF STOCKHOLDERS
                                JULY 20, 1999

     This Proxy Statement is furnished in connection with the solicitation of proxies on behalf of the Board of Directors of Security Federal Corporation ("Company"), to be used at the Annual Meeting of Stockholders of the Company ("Meeting"), which will be held at the University of South Carolina - Aiken, in Room 116 of the Business and Educational Building, Aiken, South Carolina, on July 20, 1999, at 2:00 p.m., Eastern time, and all adjournments of the Meeting. The accompanying Notice of Annual Meeting of Stockholders and this Proxy Statement are first being mailed to stockholders on or about June 21, 1999. Certain of the information provided herein relates to Security Federal Bank ("Bank"), a wholly owned subsidiary and the predecessor of the Company.

Voting and Proxy Information
----------------------------

     Stockholders of record as of the close of business on June 15, 1999 ("Record Date"), will be entitled to one vote for each share of common stock of the Company ("Company Common Stock") then held. As of the close of business on the Record Date, there were 842,120 shares of Company Common Stock issued and outstanding. A majority of the shares of Company Common Stock, present in person or represented by proxy, shall constitute a quorum for purposes of the Meeting. Broker non-votes will be counted for purposes of the existence of a quorum.

     All shares of Company Common Stock represented at the Meeting by properly executed and dated proxies received prior to or at the Meeting, and not revoked, will be voted at the Meeting in accordance with the instructions thereon. If no instructions are indicated, properly executed and dated proxies will be voted for the proposal set forth in this Proxy Statement. The Company does not know of any matters, other than as described in the Notice of Annual Meeting, that are to come before the Meeting. If any other matters are properly presented at the Meeting for action, the persons named in the enclosed form of proxy and acting thereunder will have the discretion to vote on such matters in accordance with their best judgement.

     If a stockholder is a participant in the Security Federal Corporation Employee Stock Ownership Plan ("ESOP"), the proxy card represents a voting instruction to the trustees of the ESOP as to the number of shares of Company Common Stock in the participant's plan account. Each participant in the ESOP may direct the trustees as to the manner in which shares of Company Common Stock allocated to the participant's plan account are to be voted.

     Directors shall be elected by a plurality of the votes present in person or represented by proxy at the Meeting and entitled to vote on the election of directors. Stockholders are not entitled to cumulate their votes in the election of directors. Broker non- votes have no effect on the election of directors.

     With respect to the vote on the 1999 Stock Option Plan, stockholders may vote for or against the proposal or may abstain from voting. This proposal requires the affirmative vote of a majority of the outstanding shares of Company Common Stock present in person or by proxy at the Meeting and entitled to vote. Absentions and broker non-votes, therefore, will have no effect on its outcome.

     A proxy given pursuant to the solicitation may be revoked at any time before it is voted. Proxies may be revoked by: (i) filing with the Secretary of the Company at or before the Meeting a written notice of revocation bearing a later date than the proxy; (ii) duly executing a subsequent proxy relating to the same shares and delivering it to the Secretary of the Company at or before the Meeting; or (iii) attending the Meeting and voting in person (although attendance at the Meeting will not in and of itself constitute revocation of a proxy). Any written notice revoking a proxy should be delivered to Robert E. Johnson, Secretary, Security Federal Corporation, 1705 Whiskey Road South, Aiken, South Carolina 29803.

Security Ownership of Certain Beneficial Owners and Management
--------------------------------------------------------------

     Persons and groups who beneficially own in excess of 5% of Company Common Stock are required to file certain reports with the Securities and Exchange Commission ("SEC"), and provide a copy to the Company, regarding such ownership pursuant to the Securities Exchange Act of 1934, as amended ("Exchange Act"). Based upon such reports, the following table sets forth, as of the close of business on the Record Date, certain information as to those persons who were beneficial owners of more than 5% of the outstanding shares of Company Common Stock. Management knows of no persons other than those set forth below who owned more than 5% of the outstanding shares of Company Common Stock as of the close of business on the Record Date. The table also sets forth, as of the close of business on the Record Date, information as to the shares of Company Common Stock beneficially owned by each director, the "named executive officer" of the Company, and all executive officers and directors of the Company as a group.

                                          Shares Beneficially      Percent
Beneficial Owners                         Owned(1)                 of Class
-----------------                         -------------------      --------

Beneficial Owners of More Than 5%

T. Clifton Weeks(2)(3)                      100,610                  11.95%
P.O. Box 941
Aiken, SC  29802

Mr. and Mrs. Robert E. Scott, Sr.(4)         70,800                   8.41
4 Inverness West
Aiken, SC  29803

Thomas W. Weeks(5)                           65,772                   7.81
P.O. Box 365
Barnwell, SC  29812

Timothy W. Simmons(3)(6)                     53,989                   6.41
P.O. Box 277
Aiken, SC  29802

Directors

Gasper L. Toole III(7)                       34,800                   4.13
Thomas L. Moore                               2,028                   0.24
Harry O. Weeks, Jr.(8)                       29,448                   3.50
Robert E. Alexander                           1,000                   0.12
William Clyburn                                 688                   0.08

All directors and executive
 officers as a group (11 persons)           237,278(9)               28.17

----------------
(1) Includes shares held directly, as well as indirectly by spouses, minor children and corporations owned by such individuals, shares held in retirement accounts of such individuals' family members over which shares the respective individuals may be deemed to have sole voting and investment power.

                         (footnotes on following page)

(2) T. Clifton Weeks, the Chairman of the Board of the Company and the Bank, is the father-in-law of Timothy W. Simmons. Includes 1,984 shares held directly and 98,626 held indirectly through a partnership over which Mr. Weeks has sole voting and dispositive power.
(3) On February 3, 1993, Messrs. T. Clifton Weeks and Simmons and certain members of their families received approval from the Office of Thrift Supervision ("OTS") with respect to their ownership of a total of 117,567 shares of Company Common Stock.
(4) Mr. and Mrs. Scott have shared voting and dispositive power with respect to the shares held jointly.
(5) Thomas W. Weeks is the brother of H. O. Weeks, Jr., a Director of the Company. The amount disclosed includes 15,200 shares held by his wife.
(6) Mr. Simmons is President, Chief Executive Officer and a Director of the Company and the Bank. Includes 27,502 shares held directly, 22,882 shares held by his wife; and 3,605 shares allocated to Mr. Simmons' account under the Company's ESOP. Under SEC regulation, the term "named executive officer" includes the chief executive officer, regardless of compensation level, and the four most highly compensated executive officers, other than the chief executive officer, whose total annual salary and bonus for the last completed fiscal year exceeded $100,000. Mr. Simmons was the Company's only "named executive officer" for the fiscal year ended March 31, 1999.
(7) Includes 6,000 shares held by his wife. On December 14, 1992, Mr. Toole and certain members of his family received approval from the OTS with respect to their ownership of a total of 59,537 shares of Company Common Stock.
(8) Includes 500 shares held by his wife and 3,200 shares held in trust for Allison Weeks.
(9) Includes 4,018 shares allocated to individual accounts of executive officers pursuant to the ESOP.

                     PROPOSAL I -- ELECTION OF DIRECTORS
                     -----------------------------------

     The Company's Board of Directors consists of seven directors. Each member of the Company's Board of Directors is also a director of the Bank. Approximately one-third of the directors are elected annually. Directors of the Company are elected to serve for a three-year period or until their respective successors shall have been elected and shall qualify.

     The following table sets forth information as of the close of business on the Record Date regarding each director nominee and each director whose term of office will continue after the Meeting. The Board of Directors intends to vote the proxies solicited on its behalf (other than proxies in which the vote is withheld as to one or more nominees) for the three candidates nominated by the Board of Directors and standing for election at the Meeting. If any nominee is unable to serve, the shares represented by all such proxies will be voted for the election of such substitute as the Board of Directors may recommend. At this time the Board of Directors knows of no reason why any nominee might be unavailable to serve. Except as disclosed herein, there are no arrangements or understandings between any nominee and any other person pursuant to which such nominee was selected.

                                                       Director of  Term
                            Positions Held in the      Company      to
    Name             Age     Company and the Bank      Since(1)     Expire
    ----             --      --------------------      --------    -------

                                  NOMINEES
                                  --------

Harry O. Weeks, Jr.   59    Director of the Company
                             and the Bank                 1978      2002(2)

Robert E. Alexander   59    Director of the Company
                             and the Bank                 1988      2002(2)

William Clyburn       58    Director of the Company
                             and the Bank                 1993      2002(2)

                     (table continued on following page)

                                                       Director of    Term
                              Positions Held in the    Company        to
    Name              Age     Company and the Bank     Since(1)       Expire
    ----             ----     ---------------------    -----------    ------

                              CONTINUING DIRECTORS
                              --------------------

Timothy W. Simmons    53      President, Chief
                              Executive Officer and         1983        2000
                              Director of the Company
                              and the Bank

T. Clifton Weeks      72      Chairman of the Board of
                              the Company and the Bank      1958        2000

Gasper L. Toole III   73      Director and Vice President
                              of the Company and the Bank   1958        2001

Thomas L. Moore       49      Director of the Company and
                              the Bank                      1990        2001

-------------
(1)  Includes service on the Board of Directors of the Bank.
(2)  Assuming re-election at the Meeting.

     The principal occupation of each of the directors during the last five years is as follows:

     Harry O. Weeks, Jr. is an Insurance Agent and Business Development Officer with Hutson-Etherredge Companies, a position he has held since May 1995. Mr. Weeks was President of Lyon-Croft-Weeks & Hunter Insurance, Inc. until May 1995. He also served on the Board of Directors of Lyon-Croft-Weeks, a real estate and property management company, until March 1992 (when the company closed).

     Robert E. Alexander is the Chancellor of the University of South Carolina at Aiken, South Carolina.

     William Clyburn is employed as an Advisor for Community Alliances with Westinghouse Savannah River Company, a U.S. Department of Energy contractor located in Aiken, South Carolina, a position he has held since September 1994. He previously served as an Administrative Law Judge with the South Carolina Workers Compensation Commission from July 1985 to June 1994.

     Timothy W. Simmons has been President of the Company since 1987 and Chief Executive Officer since June 1994. Mr. Simmons was elected as President and Chief Operating Officer of the Bank in January 1987 and has served in these capacities since March 1987. In May 1988, Mr. Simmons became Chief Executive Officer of the Bank. Mr. Simmons served as Executive Vice President of Lyon-Croft-Weeks from 1980 until March 1992 (when the company closed) and has served as a director of Lyon-Croft-Weeks & Hunter Insurance, Inc. and L-C-W Corp., a finance company, from 1980 to 1995.

     T. Clifton Weeks has been Chairman of the Board of the Company since 1987 and was Chief Executive Officer of the Company from 1987 until June 1994. Mr. Weeks has served as Chairman of the Board of the Bank since January 1987 and was Chief Executive Officer from 1987 until May 1988. Prior thereto he served as President and Managing Officer of the Bank beginning in 1958. In addition, Mr. Weeks served as Chairman of the Board of Lyon-Croft- Weeks until March 1992 (when the company closed) and L-C-W Corp. and L-C-W Development Corp. (a wholly owned subsidiary of L-C-W Corp.), a real estate development company that owns commercial real estate, and Chairman of the Board of Lyon-Croft-Weeks & Hunter Insurance, Inc. until May 1995.

     Gasper L. Toole III is of counsel to the law firm of Toole & Toole, a position he has held since March 1991. Prior to such time, he was a partner in such firm. He has also served as Vice President of the Company since July 1987 and of the Bank since August 1958.

     Thomas L. Moore is a member of the South Carolina Senate, a position he has held since 1981. He is also President of Boiler Efficiency, Inc., a mechanical contracting company located in Clearwater, South Carolina, a position he has held since 1978.

Executive Officers Who Are Not Directors of the Company or the Bank
-------------------------------------------------------------------

     The following information as to the principal occupation(s) during the past five years is supplied with respect to executive officers of the Bank who do not serve on the Company's or the Bank's Board of Directors. There are no arrangements or undertakings between the persons named and any other person pursuant to which such officers were selected.

     Thomas C. Clark, age 42, has been Senior Vice President - Loan Administration since January 1, 1994. He held the position of Vice President
- Consumer/Commercial Loans from July 1992 to January 1994. Prior to joining the Bank, Mr. Clark was employed by South Carolina National Bank from 1979 to 1993 and was the City Executive of its Aiken, South Carolina office from 1988 to 1993.

     Frank Thomas, age 52, has been Senior Vice President - Mortgage Lending since March 1999. From September 1994 to March 1999, Mr. Thomas served as Vice President in Commercial Loans and Business Development as well as Banking Center Coordinator from January 1996 to April 1998. Prior to joining the Bank, Mr. Thomas was Vice President of Mortgage Lending for Palmetto Federal Savings Bank, Aiken, South Carolina, from August 1984 to August 1994.

     Roy G. Lindburg, age 38, has been Treasurer and Chief Financial Officer of the Company and the Bank since January 1995. Prior to joining the Company, Mr. Lindburg was Vice President and Chief Financial Officer of Keokuk Bancshares, Inc. and First Community Bank, FSB located in Keokuk, Iowa, from May 1986 to December 1994 and Vice President and a Director at Galva Federal Savings located in Galva, Illinois, from March 1984 to April 1986.

     Floyd Blackmon, age 58, has been Senior Vice President - Operations since March 1999, having served as Vice President of that department since January 1998. Prior to joining the Bank, Mr. Blackmon was Senior Vice President of Operations for ComSouth Bankshares, Inc., Columbia, South Carolina from March 1989 to July 1997.

Board of Directors' Meetings and Committees
-------------------------------------------

     Meetings and Committees of the Company. During the fiscal year ended March 31, 1999, the Board of Directors of the Company held 12 meetings. No director attended fewer than 75% of the meetings held by the Board of Directors or all committees on which he served. The Company has standing Executive, Audit, Stock Option and Incentive Plan Administrative and Proxy committees.

     The Executive Committee, comprised of Directors T. Clifton Weeks, Toole, Alexander and Simmons, meets on an as needed basis to handle matters arising between Board meetings. This Committee met one time during fiscal 1999.

     The Audit Committee, comprised of Directors H.O. Weeks, Moore and Clyburn, meets on an as needed basis to review the audit report of the Company and oversee other matters related to the annual audit. This Committee met one time during fiscal 1999.

     The Stock Option and Incentive Plan Administrative Committee is composed of Directors Harry O. Weeks, Jr., Toole and Alexander, who are non-employee directors of the Company and are not eligible to receive awards under the Company's Stock Option Plan. This Committee did not meet during fiscal 1999.

     The Proxy Committee, which is composed of the entire Board of Directors, is responsible for voting the proxies of the Company's stockholders. The Committee met one time during fiscal 1999.

     Meetings and Committees of the Bank. The Bank, as principal subsidiary of the Company, has certain standing committees of its Board of Directors. Meetings of the Bank's Board of Directors are generally held on a monthly basis. The Board of Directors held a total of 12 meetings during the fiscal year ended March 31, 1999. During fiscal 1999, no director attended fewer than 75% of the total number of meetings held by the Board of Directors or all committees of the Board of Directors on which he served. The Board of Directors has standing Executive, Audit and Compensation committees.

     The Executive Committee of the Board of Directors of the Bank is composed of T. Clifton Weeks as Chairman and Directors Toole, Alexander and Simmons.
To the extent authorized by the Board of Directors and by the Bank's Bylaws, this Committee exercises all of the authority of the Board of Directors between Board meetings and formulates recommendations for presentation to the full Board. The Executive Committee also serves as the Loan Committee for the Bank. All actions of this Committee are reviewed and ratified by the entire Board. The Executive Committee met 22 times during fiscal 1999.

     The Audit Committee of the Bank reviews audit reports, reevaluates audit performance and handles relations with the Bank's independent auditors to ensure effective compliance with regulatory and internal policies and procedures. Members of this Committee are Directors Harry O. Weeks, Jr., Moore and Clyburn. The Audit Committee met 11 times during fiscal 1999.

     The Compensation Committee of the Bank makes recommendations to the Board regarding the amount of the Bank's annual contribution to certain benefit plans and salaries for the Bank's officers and employees. This Committee also determines certain minor administrative matters related to certain employee plans. Members of this Committee are Directors T. Clifton Weeks, Simmons, Toole and Alexander. This Committee met six times during fiscal 1999.

Compensation of Directors
-------------------------

     The Company does not compensate the members of its Board of Directors for service on the Board or committees. The Directors of the Bank receive fees of $637.50 per month. Members of the Executive Committee receive $755 per month for membership on this Committee. Members of the Audit Committee receive $110 per meeting attended. No fee is paid for membership on the Bank's Compensation Committee.

Compensation of Executive Officers
----------------------------------

     The Company has not paid any compensation to its executive officers since its formation. Certain executive officers of the Company also currently hold the same positions with the Bank, and have received compensation from the Bank.

     Summary Compensation Table. The following table sets forth for the last three fiscal years, the compensation paid by the Bank to or accrued for the benefit of Mr. Simmons.

                                                  Annual Compensation
                                          ----------------------------------
                                                  Other Annual     All Other
                                 Salary   Bonus   Compensation  Compensation
Name and Position        Year    ($)(1)   ($)     ($)(2)          ($)(3)
-----------------        ----    ------   -----   ------------  ------------
Timothy W. Simmons       1999   105,840    --           -          14,256
 President, Chief
 Executive Officer       1998   103,723     -           -           9,790
 and Director of the
 Company and the Bank    1997   101,456    --           -           7,502

                       (footnotes on following page)

--------------
(1) Salary includes Board fees of $7,538, $7,275 and $6,282 for fiscal 1999, 1998 and 1997, respectively.
(2) Does not include perquisites which did not exceed the lesser of $50,000 or 10% of salary and bonus.
(3) All other compensation during fiscal 1999 represents deferred compensation pursuant to the Company's 401(k) Plan of $6,265, employer contributions to the 401(k) Plan of $5,562 and to the ESOP of $2,429.

     Salary Continuation Agreement. The Company and the Bank have entered into a salary continuation agreement with Timothy W. Simmons. The agreement is for a term of one year. However, upon the expiration of each one-year term, the agreement may be extended for an additional term upon approval by the Board of Directors following a formal performance evaluation of the employee by the disinterested members of the Board of Directors. The agreement with Mr. Simmons provides for payment of 120% of current compensation in monthly installments until the earlier of: (i) the employee's reaching age 72, or (ii) 36 months after the employee's resignation or termination, where the employee is terminated or resigns at any time following a "Change in Duties or Salary" in connection with a "Change in Control" of the Company.

     For purposes of the agreement, the term "Change in Control" means a change in control of the Company where an entity, corporation or group of persons acting in concert (other than the members of the Board of Directors of the Company as of January 1, 1993) acquire a majority of the voting stock of the Company entitling them to elect a majority of the Board of Directors of the Company. A "Change in Duties or Salary" shall include any of the following: (a) a change in duties and responsibilities of employee from those in effect at the time of a Change in Control, which change results in the assignment of duties and responsibilities inferior to those duties and responsibilities of employee at the time such Change in Control occurs; (b) a reduction in rate of annual salary from such rate in effect at the time of a Change in Control; or (c) a change in the place of assignment of employee from Aiken, South Carolina, to any location that is located further than 25 miles from Aiken, South Carolina. Assuming a change of control occurred on March 31, 1999, the aggregate amount due and payable to Mr. Simmons would have been approximately $392,400.

Certain Transactions
--------------------

     Applicable law and regulations require that all loans or extensions of credit to executive officers and directors must be made on substantially the same terms, including interest rates and collateral, as those prevailing at the time for comparable transactions with other persons (unless the loan or extension of credit is made under a benefit program generally available to all employees and does not give preference to any insider over any other employee) and does not involve more than the normal risk of repayment or present other unfavorable features. The Bank has adopted a policy to this effect. At March 31, 1999, loans to all employees, officers and directors of the Bank totalled $1,514,298, or 7.74% of the Company's total stockholders' equity.

     Director T. Clifton Weeks and the wife of Mr. Simmons, who are father and daughter, are co-owners of the Franclif Company, which rents office space to the Bank for its Laurens Street branch. Franclif Company received $25,728 in rent, none of which represents property taxes from the Bank during fiscal 1999. This lease was made in the ordinary course of business on substantially the same terms as those of comparable transactions prevailing at the time and does not present any unfavorable features.

               COMPLIANCE WITH SECTION 16(a) OF THE EXCHANGE ACT
               -------------------------------------------------

     Section 16(a) of the Exchange Act requires certain officers of the Company and its directors, and persons who beneficially own more than 10% of the shares of Company Common Stock, to file reports of beneficial ownership and changes in beneficial ownership with the SEC and the Company. Based solely on a review of the reports and written representations provided to the Company by the persons, the Company believes that all filing requirements applicable to its reporting officers, directors and greater than ten percent beneficial owners were properly and timely complied with during the fiscal year ended March 31, 1999, except for certain transactions by Harry O. Weeks, Jr. and Gasper L. Toole, III, Directors of the Company and the Bank.

     In September 1998, Mr. Harry O. Weeks, Jr., inadvertently failed to report a transfer of stock into a trust with Mr. Weeks as Trustee and a sale of a portion of those shares. In January 1999, Mr. Weeks gifted a portion of the stock held in his name. Mr. Weeks subsequently reported these transactions in March 1999. Mr. Toole gifted a portion of the stock held in his name in December 1998, which he inadvertently failed to report. Mr. Toole subsequently reported this transaction in March 1999.

              PROPOSAL II - ADOPTION OF 1999 STOCK OPTION PLAN
              ------------------------------------------------

General

     The Company's Board of Directors adopted the Security Federal Corporation 1999 Stock Option Plan ("Plan") on June 15, 1999, subject to approval by the Company's stockholders. The objective of the Plan is to reward performance and build the participant's equity interest in the Company by providing long-term incentives and rewards to officers, key employees and other persons who provide services to the Company and its subsidiaries and who contribute to the success of the Company by their innovation, ability, industry, loyalty and exceptional service.

     The following summary is a brief description of the material features of the Plan. This summary is qualified in its entirety by reference to the Plan, a copy of which is attached as Exhibit A.

Summary of the Plan

     Type of Stock Option Grants. The Plan provides for the grant of incentive stock options ("ISOs"), within the meaning of Section 422(b) of the Code, Non-Qualified Stock Options ("NQSOs"), which do not satisfy the requirements for ISO treatment, and stock appreciation rights ("SARs").

     Administration. The Plan is administered by the Stock Option Committee. Subject to the terms of the Plan and resolutions of the Board, the Stock Option Committee interprets the Plan and is authorized to make all determinations and decisions thereunder. The Stock Option Committee also determines the individuals to whom stock options and other awards will be granted, the type and amount of awards that will be granted, and the terms and conditions applicable to such grants.

     Participants. All officers, directors, directors emeriti and employees of the Company and its subsidiaries are eligible to participate in the Plan.

     Number of Shares of Common Stock Available. The Company has reserved 40,000 shares of Company Common Stock for issuance under the Plan in connection with the exercise of awards. Shares of Company Common Stock to be issued under the Plan will be authorized but unissued shares. Since all options are granted through the use of authorized but unissued Company Common Stock, current stockholders' proportionate ownership interest could be reduced. Any shares subject to an award which expires or is terminated unexercised will again be available for issuance under the Plan.

     Adjustments Upon Changes in Capitalization. Shares awarded under the Plan will be adjusted by the Stock Option Committee in the event of a reorganization, recapitalization, stock split, stock dividend, combination or exchange of shares, merger, consolidation or other change in corporate structure or the Company Common Stock of the Company.

     Stock Option Grants. The exercise price of each ISO or NQSO will be at least equal to the fair market value of a share of Company Common Stock on the date of grant. The exercise price of an option may be paid in cash, Company Common Stock or other property, by the surrender of all or part of the option being exercised, by the immediate sale through a broker of the number of shares being acquired sufficient to pay the purchase price, or by a combination of these methods, as and to the extent permitted by the Stock Option Committee.

     Under the Plan, no ISO is transferable other than by will or the laws of descent and distribution. Any other option shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in the Code, or a gift to any member of the participant's immediate family or to a trust for the benefit of one or more of such immediate family members. Options may become exercisable in full at the time of grant or at such other times and in such installments as the Stock Option Committee determines or as may be specified in the Plan. It is anticipated that initial option grants under the Plan will become exercisable in equal installments over a five-year period following the date of grant. Options may be exercised upon the expiration of the option term or as otherwise authorized by the Stock Option Committee or specified in the Plan. However, no ISO may be exercised after the tenth anniversary of the date the option was granted.

     Effect of a Change in Control. In the event of a tender offer, exchange offer for shares, or a change in control (as defined in the Plan) of the Company, each outstanding stock option grant will become fully vested and immediately exercisable for a period of sixty days following the date of such change in control, after which any unexercised portion of the option shall revert to being vested as though no change in control had occurred. In addition, in the event of a merger or other corporate event in which the Company is not the surviving entity, the Plan provides that the participant may elect to receive the excess of the fair market value of the Company Common Stock underlying the option over the option's exercise price in cash or property, as determined in the Stock Option Committee's direction.

     Term of the Plan. The Plan will be effective upon stockholder approval. Options granted under the Plan will provide for an acceleration of vesting in the event of a change of control. The Plan will expire on the tenth anniversary of the effective date, unless terminated sooner by the Board.

     Amendment of the Plan. The Plan allows the Board to amend, suspend or terminate the Plan without stockholder approval unless such approval is required to comply with a tax law or regulatory requirement.

     Certain Federal Income Tax Consequences. The following brief description of the tax consequences of stock option grants under the Plan is based on federal income tax laws currently in effect and does not purport to be a complete description of such federal income tax consequences.

     There are no federal income tax consequences either to the optionee or to the Company upon the grant of an ISO or an NQSO. On the exercise of an ISO during employment or within three months thereafter, the optionee will not recognize any income and the Company will not be entitled to a deduction, although the excess of the fair market value of the shares on the date of exercise over the option price is includible in the optionee's alternative minimum taxable income, which may give rise to alternative minimum tax liability for the optionee. Generally, if the optionee disposes of shares acquired upon exercise of an ISO within two years of the date of grant or one year of the date of exercise, the optionee will recognize ordinary income, and the Company will be entitled to a deduction, equal to the excess of the fair market value of the shares on the date of exercise over the option price (limited generally to the gain on the sale). The balance of any gain or loss will be treated as a capital gain or loss to the optionee. If the shares are disposed of after the two year and one year periods mentioned above, the Company will not be entitled to any deduction, and the entire gain or loss for the optionee will be treated as a long-term capital gain or loss.

     On exercise of an NQSO, the excess of the date-of-exercise fair market value of the shares acquired over the option price will generally be taxable to the optionee as ordinary income and deductible by the Company, provided the Company properly reports the income in respect of the exercise. The disposition of shares acquired upon the exercise of a NQSO will generally result in a capital gain or loss for the optionee, but will have no tax consequences for the Company.

Board of Directors Recommendation

     The Board of Directors recommends a vote "FOR" the adoption of the Plan attached as Exhibit A.

                          STOCKHOLDER PROPOSALS
                          ---------------------

     In order to be eligible for inclusion in the Company's proxy solicitation materials for the next year's Annual Meeting of Stockholders, any stockholder proposal to take action at such meeting must be received at the Company's main office at 1705 Whiskey Road South, Aiken, South Carolina, no later than February 23, 2000. Any such proposals shall be subject to the requirements of the proxy solicitation rules adopted under the Exchange Act.

                             OTHER MATTERS
                             -------------

     Representatives of Elliot, Davis & Company, LLP are expected to be present at the Meeting to respond to appropriate questions from stockholders and will have the opportunity to make a statement should they desire to do so.

     The Board of Directors is not aware of any business to come before the Meeting other than those matters described above in this Proxy Statement. However, if any other matters should properly come before the Meeting, it is intended that holders of the proxies will act in accordance with their best judgment.

     The cost of solicitation of proxies will be borne by the Company. The Company will reimburse brokerage firms and other custodians, nominees and fiduciaries for reasonable expenses incurred by them in sending proxy materials to the beneficial owners of Company Common Stock. In addition to solicitation by mail, directors, officers and regular employees of the Company and the Bank may solicit proxies personally or by telephone, without additional compensation.

     The Company's Annual Report to Stockholders, including consolidated financial statements, accompanies this Proxy Statement. Any stockholder who has not received a copy of such Annual Report may obtain a copy by writing to the Company. Such Annual Report is not to be treated as part of the proxy solicitation materials, or as having been incorporated herein by reference.


                                FORM 10-KSB
                                -----------

     A copy of the Annual Report on Form 10-KSB as filed with the SEC will be furnished without charge to stockholders as of the close of business on the Record Date upon written request to Robert E. Johnson, Secretary, Security Federal Corporation, P.O. Box 810, Aiken, South Carolina 29802.

                                     BY ORDER OF THE BOARD OF DIRECTORS

                                     /s/ Robert E. Johnson

                                     Robert E. Johnson
                                     Secretary

Aiken, South Carolina
June 21, 1999

                                                                    Exhibit A

                        SECURITY FEDERAL CORPORATION

                           1999 STOCK OPTION PLAN

     1. Plan Purpose. The purpose of the Plan is to promote the long-term interests of the Corporation and its stockholders by providing a means for attracting and retaining directors, emeritus directors and employees of the Corporation and its Affiliates.

     2.  Definitions.  The following definitions are applicable to the Plan:

     "Affiliate" -- means any "parent corporation" or "subsidiary corporation" of the Corporation, as such terms are defined in Section 424(e) and (f), respectively, of the Code.

     "Award" -- means the grant by the Committee of an Incentive Stock Option, a Non-Qualified Stock Option, a Right, or any combination thereof, as provided in the Plan.

     "Award Agreement" -- means the agreement evidencing the grant of an Award made under the Plan.

     "Board" -- means the board of directors of the Corporation.

     "Cause" -- means Termination of Service by reason of personal dishonesty, incompetence, willful misconduct, breach of fiduciary duty involving personal profit, intentional failure to perform stated duties or gross negligence.

     "Code" -- means the Internal Revenue Code of 1986, as amended.

     "Committee" -- means the Committee referred to in Section 3 hereof.

     "Corporation" -- means Security Federal Corporation, a South Carolina corporation, and any successor thereto.

     "Incentive Stock Option" -- means an option to purchase Shares granted by the Committee which is intended to qualify as an incentive stock option under
Section 422(b) of the Code. Unless otherwise set forth in the Award Agreement, any Option which does not qualify as an Incentive Stock Option for any reason shall be deemed ab initio to be a Non-Qualified Stock Option.

     "Market Value" -- means the average of the high and low quoted sales price on the date in question (or, if there is no reported sale on such date, on the last preceding date on which any reported sale occurred) of a Share on the Composite Tape for New York Stock Exchange-Listed Stocks, or, if on such date the Shares are not quoted on the Composite Tape, on the New York Stock Exchange, or if the Shares are not listed or admitted to trading on such Exchange, on the principal United States securities exchange registered under the Securities Exchange Act of 1934 (the

"Exchange Act") on which the Shares are listed or admitted to trading, or, if the Shares are not listed or admitted to trading on any such exchange, the mean between the closing high bid and low asked quotations with respect to a Share on such date on the Nasdaq Stock Market, or any similar system then in use, or, if no such quotations are available, the fair market value on such date of a Share as the Committee shall determine.

     "Non-Qualified Stock Option" -- means an option to purchase Shares granted by the Committee which does not qualify, for any reason, as an Incentive Stock Option.

     "Option" -- means an Incentive Stock Option or a Non-Qualified Stock
Option.

     "Participant" -- means any director, emeritus director or employee of the Corporation or any Affiliate who is selected by the Committee to receive an Award.

     "Plan" -- means this Security Federal Corporation 1999 Stock Option Plan.

     "Related" -- means (i) in the case of a Right, a Right which is granted in connection with, and to the extent exercisable, in whole or in part, in lieu of, an Option or another Right and (ii) in the case of an Option, an Option with respect to which and to the extent a Right is exercisable, in whole or in part, in lieu thereof.

     "Right" -- means a stock appreciation right with respect to Shares granted by the Committee pursuant to the Plan.

     "Shares" -- means the shares of common stock of the Corporation.

     "Termination of Service" -- means cessation of service, for any reason, whether voluntary or involuntary, so that the affected individual is not either (i) an employee of the Corporation or any Affiliate for purposes of an Incentive Stock Option, or (ii) a director, emeritus director or employee of the Corporation or any Affiliate for purposes of any other Award.

     3. Administration. The Plan shall be administered by a Committee consisting of two or more members of the Board, each of whom (i) shall be an "outside director," as defined under Section 162(m) of the Code and the Treasury regulations thereunder, and (ii) shall be a "non-employee director," as defined under Rule 16(b) of the Securities Exchange Act of 1934 or any similar or successor provision. The members of the Committee shall be appointed by the Board. Except as limited by the express provisions of the Plan or by resolutions adopted by the Board, the Committee shall have sole and complete authority and discretion to (i) select Participants and grant Awards;
(ii) determine the number of Shares to be subject to types of Awards generally, as well as to individual Awards granted under the Plan; (iii) determine the terms and conditions upon which Awards shall be granted under the Plan; (iv) prescribe the form and terms of Award Agreements; (v) establish from time to time regulations for the administration of the Plan; and (vi) interpret the Plan and make all determinations deemed necessary or advisable for the administration of the Plan.

     A majority of the Committee shall constitute a quorum, and the acts of a majority of the members present at any meeting at which a quorum is present, or acts approved in writing by a majority of the Committee without a meeting, shall be acts of the Committee.

     4.  Shares Subject to Plan.

        (a) Subject to adjustment by the operation of Section 6, the maximum number of Shares with respect to which Awards may be made under the Plan is 40,000 plus (i) the number of Shares repurchased by the Corporation in the open market or otherwise with an aggregate price no greater than the cash proceeds received by the Corporation from the exercise of Options granted under the Plan; plus (ii) any Shares surrendered to the Corporation in payment of the exercise price of Options granted under the Plan. The Shares with respect to which Awards may be made under the Plan may be either authorized and unissued Shares or previously issued Shares reacquired and held as treasury Shares. Shares which are subject to Related Rights and Related Options shall be counted only once in determining whether the maximum number of Shares with respect to which Awards may be granted under the Plan has been exceeded. An Award shall not be considered to have been made under the Plan with respect to any Option or Right which terminates, and new Awards may be granted under the Plan with respect to the number of Shares as to which such termination has occurred.

        (b) During any calendar year, no Participant may be granted Awards under the Plan with respect to more than 5,000 Shares, subject to adjustment as provided in Section 6.

     5.  Awards.

         (a) Options. The Committee is hereby authorized to grant Options to Participants with the following terms and conditions and with such additional terms and conditions not inconsistent with the provisions of the Plan and the requirements of applicable law as the Committee shall determine, including the granting of Options in tandem with other Awards under the Plan:

              (i) Exercise Price. The exercise price per Share for an Option shall be determined by the Committee; provided, however, that such exercise price shall not be less than 100% of the Market Value of a Share on the date of grant of such Option.

             (ii) Option Term. The term of each Option shall be fixed by the Committee, but shall be no greater than 10 years in the case of an Incentive Stock Option or 15 years in the case of a Non-Qualified Stock Option.

             (iii) Time and Method of Exercise. The Committee shall determine the time or times at which an Option may be exercised in whole or in part and the method or methods by which, and the form or forms (including, without limitation, cash, Shares, other Awards or any combination thereof, having a fair market value on the exercise date equal to the relevant exercise price) in which, payment of the exercise price with respect thereto may be made or deemed to have been made.

             (iv) Incentive Stock Options. Incentive Stock Options may be granted by the Committee only to employees of the Corporation or its Affiliates.

             (v) Termination of Service. Unless otherwise determined by the Committee and set forth in the Award Agreement evidencing the grant of the Option, upon Termination of Service of the Participant for any reason other than for Cause, all Options then currently exercisable shall remain exercisable until the expiration of the Option by its terms. Upon Termination of Service for Cause, all Options not previously exercised shall immediately be forfeited.

        (b) Rights. A Right shall, upon its exercise, entitle the Participant to whom such Right was granted to receive a number of Shares or cash or combination thereof, as the Committee in its discretion shall determine, the aggregate value of which (i.e., the sum of the amount of cash and/or Market Value of such Shares on date of exercise) shall equal (as nearly as possible, it being understood that the Corporation shall not issue any fractional Shares) the amount by which the Market Value per Share on the date of such exercise shall exceed the exercise price of such Right, multiplied by the number of Shares with respect to which such Right shall have been exercised. A Right may be Related to an Option or may be granted independently of any Option as the Committee shall from time to time in each case determine. In the case of a Related Option, such Related Option shall cease to be exercisable to the extent of the Shares with respect to which the Related Right was exercised. Upon the exercise or termination of a Related Option, any Related Right shall terminate to the extent of the Shares with respect to which the Related Option was exercised or terminated.

     6. Adjustments Upon Changes in Capitalization. In the event of any change in the outstanding Shares subsequent to the effective date of the Plan by reason of any reorganization, recapitalization, stock split, stock dividend, capital distribution, combination or exchange of shares, merger, consolidation or any change in the corporate structure or Shares of the Corporation, the maximum aggregate number and class of shares and exercise price of the Award, if any, as to which Awards may be granted under the Plan and the number and class of shares and exercise price of the Award, if any, with respect to which Awards have been granted under the Plan shall be appropriately adjusted by the Committee, whose determination shall be conclusive. Except as otherwise provided herein, any Award which is adjusted as a result of this Section 6 shall be subject to the same terms and conditions as the original Award.

    7. Effect of Merger on Options or Rights. In the case of any merger, consolidation or combination of the Corporation (other than a merger, consolidation or combination in which the Corporation is the continuing corporation and which does not result in the outstanding Shares being converted into or exchanged for different securities, cash or other property, or any combination thereof), any Participant to whom an Option or Right has been granted shall have the additional right (subject to the provisions of the Plan and any limitation applicable to such Option or Right), thereafter and during the term of each such Option or Right, to receive upon exercise of any such Option or

Right an amount equal to the excess of the fair market value on the date of such exercise of the securities, cash or other property, or combination thereof, receivable upon such merger, consolidation or combination in respect of a Share over the exercise price of such Right or Option, multiplied by the number of Shares with respect to which such Option or Right shall have been exercised. Such amount may be payable fully in cash, fully in one or more of the kind or kinds of property payable in such merger, consolidation or combination, or partly in cash and partly in one or more of such kind or kinds of property, all in the discretion of the Committee.

     8. Effect of Change in Control. Each of the events specified in the following clauses (i) through (iii) of this Section 8 shall be deemed a "change in control": (i) any third person, including a "group" as defined in
Section 13(d)(3) of the Securities Exchange Act of 1934, shall become the beneficial owner of shares of the Corporation with respect to which 25% or more of the total number of votes for the election of the Board may be cast,
(ii) as a result of, or in connection with, any cash tender offer, merger or other business combination, sale of assets or contested election, or combination of the foregoing, the persons who were directors of the Corporation shall cease to constitute a majority of the Board, or (iii) the stockholders of the Corporation shall approve an agreement providing either for a transaction in which the Corporation will cease to be an independent publicly-owned corporation or for a sale or other disposition of all or substantially all the assets of the Corporation. If a tender offer or exchange offer for Shares (other than such an offer by the Corporation) is commenced, or if a change in control shall occur, unless the Committee shall have otherwise provided in the Award Agreement, and except as otherwise provided in an employment agreement or arrangement between the Corporation or an Affiliate and the Participant, all Options and Rights granted and not fully exercisable shall become exercisable in full upon the happening of such event and shall remain so exercisable for a period of 60 days following such date, after which each such Option and Right shall revert to being exercisable in accordance with the other provisions of such Option or Right; provided, however, that no Option or Right which has previously been exercised or otherwise terminated shall become exercisable.

     9. Assignments and Transfers. No Incentive Stock Option granted under the Plan shall be transferable other than by will or the laws of descent and distribution. Any other Award shall be transferable by will, the laws of descent and distribution, a "domestic relations order," as defined in Section 414(p)(1)(B) of the Code, or a gift to any member of the Participant's immediate family or to a trust for the benefit of one or more of such immediate family members. During the lifetime of an Award recipient, an Award shall be exercisable only by the Award recipient unless it has been transferred as permitted hereby, in which case it shall be exercisable only by such transferee. For the purpose of this Section 8, a Participant's "immediate family" shall mean the Participant's spouse, children and grandchildren.

     10. Employee Rights Under the Plan. No person shall have a right to be selected as a Participant nor, having been so selected, to be selected again as a Participant, and no employee or other person shall have any claim or right to be granted an Award under the Plan or under any other incentive or similar plan of the Corporation or any Affiliate. Neither the Plan nor any action taken thereunder shall be construed as giving any employee any right to be retained in the employ of the Corporation or any Affiliate.

     11. Delivery and Registration of Stock. The Corporation's obligation to deliver Shares with respect to an Award shall, if the Committee so requests, be conditioned upon the receipt of a representation as to the investment intention of the Participant to whom such Shares are to be delivered, in such form as the Committee shall determine to be necessary or advisable to comply with the provisions of the Securities Act of 1933 or any other federal, state or local securities legislation. It may be provided that any representation requirement shall become inoperative upon a registration of the Shares or other action eliminating the necessity of such representation under such Securities Act or other securities legislation. The Corporation shall not be required to deliver any Shares under the Plan prior to (i) the admission of such Shares to listing on any stock exchange on which Shares may then be listed and (ii) the completion of such registration or other qualification of such Shares under any state or federal law, rule or regulation, as the Committee shall determine to be necessary or advisable.

     12. Withholding Tax. The Corporation shall have the right to deduct from all amounts paid in cash with respect to the exercise of a Right under the Plan any taxes required by law to be withheld with respect to such cash payments. Where a Participant or other person is entitled to receive Shares pursuant to the exercise of an Option or Right pursuant to the Plan, the Corporation shall have the right to require the Participant or such other person to pay the Corporation the amount of any taxes which the Corporation is required to withhold with respect to such Shares, or, in lieu thereof, to retain, or sell without notice, a number of such Shares sufficient to cover the amount required to be withheld. All withholding decisions pursuant to this Section 12 shall be at the sole discretion of the Committee or the Corporation.

     13.  Amendment or Termination.

          (a) The Board may amend, alter, suspend, discontinue, or terminate the Plan without the consent of shareholders or Participants, except that any such action will be subject to the approval of the Corporation's shareholders if, when and to the extent such shareholder approval is necessary or required for purposes of any applicable federal or state law or regulation or the rules of any stock exchange or automated quotation system on which the Shares may then be listed or quoted, or if the Board, in its discretion, determines to seek such shareholder approval.

          (b) The Committee may waive any conditions of or rights of the Corporation or modify or amend the terms of any outstanding Award. The Committee may not, however, amend, alter, suspend, discontinue or terminate any outstanding Award without the consent of the Participant or holder thereof, except as otherwise provided herein.

     14. Effective Date and Term of Plan. The Plan shall become effective upon the later of its adoption by the Board or its approval by the shareholders of the Corporation. It shall continue in effect for a term of ten years thereafter unless sooner terminated under Section 13 hereof.

                                    * * * * *

                               REVOCABLE PROXY
                        SECURITY FEDERAL CORPORATION

                       ANNUAL MEETING OF STOCKHOLDERS
                                July 20, 1999

     The undersigned hereby appoints the official Proxy Committee of the Board of Directors of Security Federal Corporation ("Company") with full powers of substitution to act as attorneys and proxies for the undersigned, to vote all shares of Company Common Stock which the undersigned is entitled to vote at the Annual Meeting of Stockholders ("Meeting"), to be held at the University of South Carolina - Aiken, in Room 116 of the Business and Educational Building, Aiken, South Carolina, on July 20, 1999, at 2:00 p.m., Eastern time, and at any and all adjournments thereof, as follows:

                                               VOTE
                                               FOR         WITHHELD
                                               ---         --------

     1.  The election as directors of
         the nominee listed below
         (except as marked to the
         contrary below).                      [ ]             [ ]


         Harry O. Weeks, Jr.
         Robert E. Alexander
         William Clyburn

         INSTRUCTION:  To withhold your
         vote for any individual nominee,
         write that nominee's name on the
         line below.

         ---------------------------------

         ---------------------------------

         ---------------------------------


                                                 FOR     AGAINST     ABSTAIN
                                                 ---     -------     -------
     2.  The adoption of the Security Federal
         Corporation 1999 Stock Option Plan.     [ ]      [ ]         [ ]


     The Board of Directors recommends a vote "FOR" the above proposals.



------------------------------------------------------------------------------
THIS PROXY WILL BE VOTED AS DIRECTED, BUT IF NO INSTRUCTIONS ARE SPECIFIED, THIS PROXY WILL BE VOTED FOR THE PROPOSITIONS STATED. IF ANY OTHER BUSINESS IS PRESENTED AT SUCH MEETING, THIS PROXY WILL BE VOTED BY THOSE NAMED IN THIS PROXY IN THEIR BEST JUDGMENT. AT THE PRESENT TIME, THE BOARD OF DIRECTORS KNOWS OF NO OTHER BUSINESS TO BE PRESENTED AT THE MEETING.
------------------------------------------------------------------------------

              THIS PROXY IS SOLICITED BY THE BOARD OF DIRECTORS


     Should the undersigned be present and elect to vote at the Meeting or at any adjournment thereof and after notification to the Secretary of the Company at the Meeting of the stockholder's decision to terminate this proxy, then the power of said attorneys and proxies shall be deemed terminated and of no further force and effect.

     The undersigned acknowledges receipt from the Company prior to the execution of this proxy of Notice of Annual Meeting of Stockholders, a proxy statement for the Annual Meeting of Stockholders, and an Annual Report to Stockholders.



Dated:                   , 1999
      -------------------


                                       ---------------------------------------
                                              PRINT NAME OF STOCKHOLDER


                                       ---------------------------------------
                                              SIGNATURE OF STOCKHOLDER


                                       ---------------------------------------
                                              PRINT NAME OF STOCKHOLDER


                                       ---------------------------------------
                                              SIGNATURE OF STOCKHOLDER





Please sign exactly as your name appears on the mailing label. When signing as attorney, executor, administrator, trustee or guardian, please give your full title. If shares are held jointly, only one signature is required, but each holder should sign, if possible.



------------------------------------------------------------------------------
     PLEASE COMPLETE, DATE, SIGN AND MAIL THIS PROXY PROMPTLY IN THE
                 ENCLOSED POSTAGE-PREPAID ENVELOPE.
------------------------------------------------------------------------------